UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2024

CATHAY GENERAL BANCORP
(Exact name of registrant as specified in its charter)

Delaware	001-31830	95-4274680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 North Broadway, Los Angeles, California 90012
(Address of principal executive offices)         (Zip Code)

Registrant’s telephone number, including area code: (213) 625-4700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	CATY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 13, 2024, Cathay General Bancorp (the “Company”) held its Annual Meeting of Stockholders at which the stockholders voted upon (i) the election of five Class I directors to serve until the 2027 annual meeting of stockholders and one Class II director to serve until the 2025 annual meeting of stockholders, (ii) an advisory (non-binding) resolution to approve the Company’s executive compensation disclosed in the proxy statement, and (iii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year.

The stockholders elected all five Class I director nominees and one Class II director nominee, approved the advisory (non-binding) resolution to approve the Company’s executive compensation disclosed in the proxy statement, and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year. On the record date of March 15, 2024, there were 72,688,191 shares of the Company’s common stock issued and outstanding and entitled to vote at the annual meeting. The number of votes cast for and against, as well as the number of abstentions and broker non-votes as to each such matter voted upon, as applicable, are set forth below.

Election of Directors

Nominee	Class	For	Against	Abstain	Broker Non-Votes
Jane Jelenko	I	50,359,582	4,792,529	31,010	6,111,760
Ann Yee Kono	I	55,110,327	60,060	12,734	6,111,760
Anthony M. Tang	I	53,498,488	1,670,115	14,518	6,111,760
Shally Wang	I	54,649,937	508,793	24,391	6,111,760
Peter Wu	I	53,433,991	1,729,362	19,768	6,111,760
Elizabeth Woo	II	55,112,351	58,404	12,366	6,111,760

Advisory (Non-Binding) Vote to Approve Our Executive Compensation

For	Against	Abstain	Broker Non-Votes
51,949,711	3,182,367	51,043	6,111,760

Proposal to Ratify the Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm for the 2024 Fiscal Year

For	Against	Abstain	Broker Non-Votes
60,771,804	497,128	25,949	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 14, 2024
CATHAY GENERAL BANCORP

By:	/s/ Heng W. Chen
Heng W. Chen
Executive Vice President and
Chief Financial Officer